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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________


                                    FORM 8-K

                         ______________________________


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 16, 2001
                                ----------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


              Delaware               0-30365           56-2047837
            ---------------       -----------         -------------
            (State or other       (Commission         (IRS Employer
            jurisdiction of       File Number)      Identification No.)
            incorporation)


        108 Alexander Drive, Research Triangle Park, North Carolina    27709
        ----------------------------------------------------------     -----
                  (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------
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ITEM 5   OTHER EVENTS.
------   ------------

      On October 5, 2001, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (Registration No. 333-70534) (the "Registration Statement") of Paradigm Genetics, Inc. (the "Company"), which permits the Company to issue up to an aggregate of $75,000,000 of common stock, preferred stock, debt securities and/or warrants. The prospectus dated October 5, 2001 included in the Registration Statement is referred to as the "Prospectus."

      On October 16, 2001, the Company entered into a Placement Agency Agreement (the "Placement Agency Agreement") with JPMorgan Securities Inc. ("JP Morgan") pursuant to the terms of which JP Morgan agreed to place directly 5,097,727 shares of common stock of the Company (the "Offering Shares") to selected institutional investors. On October 17, 2001, the Company issued a press release announcing that it had entered into the Placement Agency Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

      On October 18, 2001, the Company filed with the Commission the Prospectus, together with a supplement to the Prospectus dated October 16, 2001 (together with the Prospectus, the "Prospectus Supplement"), relating to the Offering Shares. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing the Placement Agency Agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 10.1 and the legal opinion of the Company's counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the validity of the Offering Shares as Exhibit 5.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

  (c)    Exhibits.

  5.1    Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

 10.1 Placement Agency Agreement between Paradigm Genetics, Inc. and J.P. Morgan Securities, Inc. dated October 16, 2001.

 99.1    The Registrant's Press Release dated October 17, 2001.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Paradigm Genetics, Inc.
                             ------------------------
                             (Registrant)



Date: October 18, 2001       /s/ Ian A. W. Howes
                             ------------------------
                             Ian A. W. Howes
                             Chief Financial Officer





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                                  EXHIBIT INDEX
                                  -------------

Exhibit                          Sequential
Number      Description          Page Number
-------     -----------          -----------

   5.1      Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

  10.1 Placement Agency Agreement between Paradigm Genetics, Inc. and J.P. Morgan Securities, Inc. dated October 16, 2001.

  99.1      The Registrant's Press Release dated October 17, 2001



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